UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 14, 2003

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 15 pages.

ITEM 12.   Results of Operations and Financial Condition

          The purpose of this Current Report on Form 8-K is to file BB&T’s third quarter 2003 earnings release and to reconcile BB&T’s 2003 operating earnings projections to amounts calculated in accordance with generally accepted accounting principles.

Reconciliation of Projected 2003 Operating Earnings Per Share to Earnings Per Share

Operating Diluted Earnings Per Share	$2.75	to	$2.81
Effect of:
Merger-related charges, net of tax	(0.10)		(0.10)
Loss on early extinguishment of debt, net of tax	(0.49)		(0.49)
Other, net of tax (1)	(0.03)		(0.03)

Diluted Earnings Per Share	$2.13	to	$2.19

(1) Reflects nonrecurring contributions made by an affiliated trust.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued October 14, 2003

October 14, 2003

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tom A. Nicholson	Scott E. Reed	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Public Relations
(336) 733-3058	(336) 733-3088	(336) 733-1002

BB&T announces 3rd quarter net income of $115.9 million; Operating earnings increase 12.9% to $379.3 million

          WINSTON-SALEM, N.C. — BB&T Corporation (NYSE: BBT) reported today third quarter 2003 net income totaling $115.9 million, or $.21 per diluted share. Net income and diluted earnings per share include the effects of $248.5 million in after-tax losses resulting from an early extinguishment of debt completed in connection with the previously announced balance sheet restructuring during the third quarter and $14.8 million in net after-tax merger-related charges.

          Excluding the effects of the losses from the early extinguishment of debt and the merger-related charges, operating earnings totaled $379.3 million for the third quarter of 2003, an increase of 12.9% compared with $336.0 million earned in the third quarter of 2002. Diluted operating earnings per share for the third quarter were $.68, a decrease of 2.9% compared with $.70 earned during the same period last year.

          BB&T’s third quarter 2003 net income produced annualized returns on average assets and average shareholders’ equity of .51% and 4.50%, respectively. Operating earnings for the current quarter produced annualized returns on average assets and average shareholders’ equity of 1.66% and 14.73%, respectively.

          Cash basis operating results exclude the effects of intangible assets and related amortization expenses, net amortization of purchase accounting mark-to-market adjustments, and merger-related and other nonrecurring charges. Cash basis operating earnings totaled $396.0 million for the third quarter of 2003, or $.71 per diluted share. These results reflect an increase of 16.4% in cash basis operating earnings compared to the third quarter of 2002, and are equal to the cash basis diluted operating earnings per share earned in the same period last year.

MORE

Cash basis operating earnings for the third quarter of 2003 produced an annualized return on average tangible assets of 1.81% and an annualized return on average tangible shareholders’ equity of 25.62%.

          “I am very satisfied with our overall financial performance during the quarter, particularly considering both the challenging economic environment in our core markets and our major investment for the future in the acquisition of First Virginia,” said Chairman and Chief Executive Officer John A. Allison. “Our operating results reflect continued strong growth in noninterest income, improving asset quality and a healthy improvement in our net interest margin, which resulted from our balance sheet restructuring.”

          For the first nine months of 2003, BB&T’s net income was $759.9 million, or $1.51 per diluted share. These earnings reflect decreases of 21.3% and 25.2%, respectively, compared to 2002. Excluding merger-related and other nonrecurring costs, operating earnings for the first nine months of 2003 were $1.05 billion, or $2.09 per diluted share, reflecting increases of 7.5% and 2.5%, respectively, compared with 2002.

          In light of the results for the first nine months of 2003 and given current internal forecasts for the remainder of the year, BB&T’s management currently projects diluted operating earnings per share in the range of $2.75 to $2.81 for the full year 2003. Calculated on a basis consistent with generally accepted accounting principles, management projects full year net income per share of $2.13 to $2.19.

Positive Trends in Noninterest Income Continue

          The strong performance of BB&T’s noninterest income generating businesses continues to be the primary driver of earnings growth. Total noninterest income was $512.1 million for the quarter, an increase of 30.2% compared with the same period in 2002, producing a fee income ratio of 37.3%. This increase was produced by solid revenue growth from BB&T’s mortgage banking operations, insurance operations, investment banking and brokerage fees and commissions, and other nondeposit fees and commissions, and also reflects the significant contributions from the purchase of First Virginia. Excluding growth resulting from acquisitions, noninterest income grew 16.5% compared to the third quarter last year.

          The low interest rate environment and strong housing market continued to generate a high level of mortgage loan production, although BB&T’s refinance activity has slowed. BB&T originated $5.9 billion of mortgage loans during the third quarter of 2003 compared with $3.5 billion during the same period in 2002. This strong mortgage production has substantially boosted mortgage banking income, which totaled $117.5 million during the third quarter.

          The growth in BB&T’s insurance agency network and insurance brokerage operations remained particularly strong with insurance commissions increasing 28.8% to $103.6 million compared with $80.4 million earned during the third quarter of 2002, resulting from both acquisitions and strong internal growth. BB&T’s insurance agency network and brokerage operations currently rank 8th in the country in terms of total revenues.

MORE

          Other nondeposit fees and commissions increased 35.4% to $73.3 million compared with the same quarter last year. This growth resulted primarily from higher bankcard and merchant services income. Investment banking and brokerage fees and commissions increased 36.3% to $65.3 million compared to the third quarter last year. This increase resulted principally from growth in brokerage commissions and commissions from sales of annuities.

Asset Quality Continues to Improve

          BB&T’s credit quality continued to improve during the third quarter and remains very strong compared to the industry. The overall positive trends were partially aided by the acquisition of First Virginia on July 1, which also enjoyed excellent credit quality. Nonperforming assets as a percentage of total assets were .49% at Sept. 30, down from .55% and .60% at June 30 and March 31, respectively. Annualized net charge-offs were .40% of average loans and leases for the third quarter of 2003, down from .43% in the second quarter and .47% for the first quarter of 2003. Excluding losses at BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were ..30% of average loans and leases compared to .39% for the same period in 2002.

Net Interest Margin Improves Following Balance Sheet Restructuring

          BB&T’s fully taxable equivalent net interest income totaled $832.9 million for the third quarter, an increase of $90.3 million, or 12.2%, compared to the third quarter of 2002. During the third quarter, BB&T largely completed the balance sheet restructuring plan announced at the end of the second quarter of 2003. The initiatives have strengthened BB&T’s financial position and have had an immediate positive impact on the net interest margin, which increased .11% to 4.17% in the third quarter following four consecutive quarters of decreases. This increase in the quarterly margin primarily resulted from savings in funding costs from the restructuring of $3.0 billion in FHLB advances in the second quarter of 2003 and the early termination of $2.9 billion in FHLB advances in the current quarter. In addition, BB&T completed the repurchase of 12 million shares of its common stock during the third quarter and plans to repurchase approximately 8 million additional shares in the fourth quarter.

Expanded BB&T Franchise Well Positioned for Growth

          On July 1, BB&T consummated its merger with First Virginia Banks, Inc. (“First Virginia”), headquartered in Falls Church, Va. First Virginia had $11.2 billion in assets and operated 363 branches at the time of the merger with BB&T. The acquisition of First Virginia substantially increased BB&T’s market share in Virginia, Maryland and Tennessee, and expanded BB&T’s presence in the fast-growing Washington, D.C. market. On Oct. 13, BB&T successfully completed the systems conversion of the eight subsidiary banks acquired through the merger with First Virginia.

MORE

          “I am pleased to report the successful acquisition and conversion of First Virginia’s operations into those of BB&T,” said Allison. “We believe this transaction presents tremendous growth opportunities for our combined organization. We are particularly excited about the potential to grow our consumer and commercial loan portfolios, as well as increase our noninterest revenue as we offer BB&T’s expanded range of products and services to First Virginia’s customers and implement BB&T’s sales system throughout the First Virginia franchise. We are on track to realize our planned cost savings and I am confident that we will be well positioned for future growth.”

          On Sept. 2, BB&T Insurance Services acquired Cooper, Love & Jackson ("CLJ") of Nashville, Tenn., and Surety Land Title based in Raleigh, N.C. CLJ specializes in the insurance of commercial risk, employee benefits and personal lines. These acquisitions will further expand BB&T's growing insurance line of business, which continues to be an important source of noninterest income.

          At Sept. 30, BB&T had $90.4 billion in assets and operated more than 1,400 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Oct. 13 was $37.53 per share.

          For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBandT.com.

Earnings Webcast

          To hear a live webcast of BB&T’s third quarter 2003 earnings conference call at 10 a.m. (EDT) today, please visit our Web site at www.BBandT.com. Replays of the conference call will be available through our Web site until 5 p.m. (EDT) Oct. 24.

_________________

          This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). BB&T’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

          This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

	9/30/03	9/30/02	$	%

(Dollars in thousands, except per share data)
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$1,125,056	$1,167,558	$(42,502)	(3.6	) %
Interest expense	292,110	424,903	(132,793)	(31.3)
Net interest income - taxable equivalent	832,946	742,655	90,291	12.2
Less: Taxable equivalent adjustment	26,488	40,563	(14,075)	(34.7)
Net interest income	806,458	702,092	104,366	14.9
Provision for loan & lease losses	65,000	64,000	1,000	1.6
Net interest income after provision for loan & lease losses	741,458	638,092	103,366	16.2
Noninterest income (2)	512,103	393,359	118,744	30.2
Noninterest expense (3)	709,248	564,479	144,769	25.6
Operating earnings before income taxes	544,313	466,972	77,341	16.6
Provision for income taxes	165,055	131,003	34,052	26.0
Operating earnings (1)	$379,258	$335,969	$43,289	12.9

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$.69	$.70	$(.01)	(1.4	) %
Diluted earnings	.68	.70	(.02)	(2.9)
Weighted average shares - Basic	551,018,984	477,112,074
Diluted	555,543,993	482,325,535
Dividends paid on common shares	$.32	$.29	$.03	10.3

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.66%	1.72%
Return on average equity	14.73	18.09
Net yield on earning assets (taxable equivalent)	4.17	4.25
Efficiency ratio (taxable equivalent) (4)	53.0	49.6

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$395,987	$340,261	$55,726	16.4
Diluted earnings per share	.71	.71	--	--
Return on average tangible assets	1.81%	1.78%
Return on average tangible equity	25.62	23.72
Efficiency ratio (taxable equivalent) (4)	51.2	49.0

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/03	9/30/02	$	%

INCOME STATEMENTS
Interest income - taxable equivalent	$1,125,056	$1,167,558	$(42,502)	(3.6)%
Interest expense	292,110	424,903	(132,793)	(31.3)
Net interest income - taxable equivalent	832,946	742,655	90,291	12.2
Less: Taxable equivalent adjustment	26,488	40,563	(14,075)	(34.7)
Net interest income	806,458	702,092	104,366	14.9
Provision for loan & lease losses	65,000	64,000	1,000	1.6
Net interest income after provision for loan & lease losses	741,458	638,092	103,366	16.2
Noninterest income	512,103	393,359	118,744	30.2
Noninterest expense	1,116,966	577,173	539,793	93.5
Income before income taxes	136,595	454,278	(317,683)	(69.9)
Provision for income taxes	20,704	126,121	(105,417)	(83.6)
Net income	$115,891	$328,157	$(212,266)	(64.7	) %

PER SHARE DATA
Basic earnings	$.21	$.69	$(.48)	(69.6	) %
Diluted earnings	.21	.68	(.47)	(69.1)
Weighted average shares - Basic	551,018,984	477,112,074
Diluted	555,543,993	482,325,535

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	.51%	1.68%
Return on average equity	4.50	17.66

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings statements exclude the effect of merger-related and other nonrecurring charges. These charges totaled $263.4 million and $7.8 million, net of tax, in the third quarters of 2003 and 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $72.9 million, or 16.5% for the quarter, compared to the same period in 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $37.2 million, or 5.5% for the quarter, compared to the same period in 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or the recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and other nonrecurring charges. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, and net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/03	9/30/02	$	%

OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent	$3,283,644	$3,446,585	$(162,941)	(4.7	) %
Interest expense	996,923	1,291,433	(294,510)	(22.8)
Net interest income - taxable equivalent	2,286,721	2,155,152	131,569	6.1
Less: Taxable equivalent adjustment	84,665	115,763	(31,098)	(26.9)
Net interest income	2,202,056	2,039,389	162,667	8.0
Provision for loan & lease losses	189,500	179,000	10,500	5.9
Net interest income after provision for loan & lease losses	2,012,556	1,860,389	152,167	8.2
Noninterest income (2)	1,418,120	1,135,774	282,346	24.9
Noninterest expense (3)	1,927,686	1,637,025	290,661	17.8
Operating earnings before income taxes	1,502,990	1,359,138	143,852	10.6
Provision for income taxes	456,005	384,920	71,085	18.5
Operating earnings (1)	$1,046,985	$974,218	$72,767	7.5%

PER SHARE DATA BASED ON OPERATING EARNINGS
Basic earnings	$2.10	$2.06	$.04	1.9%
Diluted earnings	2.09	2.04	.05	2.5
Weighted average shares - Basic	498,048,765	472,764,083
Diluted	502,026,007	478,363,530
Dividends paid on common shares	$.90	$.81	$.09	11.1%

PERFORMANCE RATIOS BASED ON OPERATING EARNINGS
Return on average assets	1.67%	1.74%
Return on average equity	16.49	18.60
Net yield on earning assets (taxable equivalent)	4.12	4.26
Noninterest income as a percentage of
total income (taxable equivalent) (4)	37.6	34.3
Efficiency ratio (taxable equivalent) (4)	52.2	49.8

CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(5)
Cash basis operating earnings	$1,071,986	$985,111	$86,875	8.8%
Diluted earnings per share	2.14	2.06	.08	3.9
Return on average tangible assets	1.77%	1.79%
Return on average tangible equity	24.45	23.71
Efficiency ratio (taxable equivalent) (4)	51.2	49.3

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands, except per share data)	9/30/03	9/30/02	$	%

INCOME STATEMENTS
Interest income - taxable equivalent	$3,283,644	$3,446,585	$(162,941)	(4.7	) %
Interest expense	996,923	1,291,433	(294,510)	(22.8)
Net interest income - taxable equivalent	2,286,721	2,155,152	131,569	6.1
Less: Taxable equivalent adjustment	84,665	115,763	(31,098)	(26.9)
Net interest income	2,202,056	2,039,389	162,667	8.0
Provision for loan & lease losses	189,500	179,000	10,500	5.9
Net interest income after provision for loan & lease losses	2,012,556	1,860,389	152,167	8.2
Noninterest income	1,418,120	1,135,774	282,346	24.9
Noninterest expense	2,371,974	1,665,892	706,082	42.4
Income before income taxes and cumulative effect of change in accounting principle	1,058,702	1,330,271	(271,569)	(20.4)
Provision for income taxes	298,826	374,297	(75,471)	(20.2)
Income before cumulative effect of change in accounting principle	759,876	955,974	(196,098)	(20.5)
Cumulative effect of change in accounting principle	--	9,780	(9,780)	NM
Net income	$759,876	$965,754	$(205,878)	(21.3	) %

PER SHARE DATA
Basic earnings
Income before cumulative effect of change in accounting principle	$1.53	$2.02	$(.49)	(24.3	) %
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	1.53	2.04	(.51)	(25.0)
Diluted earnings
Income before cumulative effect of change in accounting principle	1.51	2.00	(.49)	(24.5)
Cumulative effect of change in accounting principle	--	.02	(.02)	NM
Net income	$1.51	$2.02	$(.51)	(25.2	) %

PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets	1.21%	1.72%
Return on average equity	11.97	18.44

NOTES:		Applicable ratios are annualized.
	(1)	Operating earnings statements exclude the effect of merger-related and other nonrecurring charges and the cumulative effect of a change in accounting principle, which resulted in the recognition of income totaling $9.8 million in the first quarter of 2002. Merger-related and other nonrecurring charges, net of tax, totaled $287.1 million and $18.2 million in the first nine months of 2003 and 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excluding purchase accounting transactions, noninterest income would have increased $197.5 million, or 15.1% for the nine months ended September 30, 2003, compared to 2002.
	(3)	Excluding purchase accounting transactions, noninterest expense would have increased $111.8 million, or 5.6% for the nine months ended September 30, 2003, compared to 2002.
	(4)	Excludes securities gains (losses), foreclosed property expense, provisions for or the recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and other nonrecurring charges. See Reconciliation Tables included herein.
	(5)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity and net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

	As of / For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/03	9/30/02	$	%

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,032,688	$16,416,181	$(383,493)	(2.3	) %
Securities held to maturity	57,076	51,401	5,675	11.0
Trading securities	710,387	121,525	588,862	484.6
Total securities	16,800,151	16,589,107	211,044	1.3
Commercial loans & leases	30,939,186	28,955,027	1,984,159	6.9
Consumer loans	17,955,999	12,708,072	5,247,927	41.3
Revolving credit loans	1,111,208	1,010,860	100,348	9.9
Mortgage loans	11,166,084	10,390,742	775,342	7.5
Total loans & leases	61,172,477	53,064,701	8,107,776	15.3
Allowance for loan & lease losses	791,527	723,688	67,839	9.4
Other earning assets	603,425	518,476	84,949	16.4
Total earning assets	78,410,936	69,629,079	8,781,857	12.6
Total assets	90,355,131	78,186,831	12,168,300	15.6
Noninterest-bearing deposits	10,909,953	7,967,366	2,942,587	36.9
Savings & interest checking	4,217,404	2,970,575	1,246,829	42.0
Money rate savings	20,231,596	15,636,969	4,594,627	29.4
CDs and other time deposits	25,936,345	23,236,561	2,699,784	11.6
Total deposits	61,295,298	49,811,471	11,483,827	23.1
Short-term borrowed funds	6,294,995	4,797,992	1,497,003	31.2
Long-term debt	9,837,910	13,384,826	(3,546,916)	(26.5)
Total interest-bearing liabilities	66,518,250	60,026,923	6,491,327	10.8
Total shareholders' equity	$10,214,832	$7,534,817	$2,680,015	35.6%

Average balances
Securities, at amortized cost	$17,098,464	$17,220,687	$(122,223)	(.7	) %
Commercial loans & leases	29,763,898	27,750,576	2,013,322	7.3
Consumer loans	14,541,536	12,042,514	2,499,022	20.8
Revolving credit loans	1,060,949	970,308	90,641	9.3
Mortgage loans	11,198,645	9,159,645	2,039,000	22.3
Total loans & leases	56,565,028	49,923,043	6,641,985	13.3
Allowance for loan & lease losses	747,833	694,420	53,413	7.7
Other earning assets	534,210	422,283	111,927	26.5
Total earning assets	74,197,702	67,566,013	6,631,689	9.8
Total assets	83,713,853	74,886,034	8,827,819	11.8
Noninterest-bearing deposits	9,008,067	7,016,475	1,991,592	28.4
Savings & interest checking	3,742,356	3,373,876	368,480	10.9
Money rate savings	17,568,757	14,488,268	3,080,489	21.3
CDs and other time deposits	25,173,205	23,673,182	1,500,023	6.3
Total deposits	55,492,385	48,551,801	6,940,584	14.3
Short-term borrowed funds	4,849,076	5,652,086	(803,010)	(14.2)
Long-term debt	12,308,015	11,727,122	580,893	5.0

Total interest-bearing liabilities	63,641,409	58,914,534	4,726,875	8.0
Total shareholders' equity	$8,489,258	$7,001,964	$1,487,294	21.2%

	As of / For the Quarter Ended

(Dollars in thousands)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

MISCELLANEOUS INFORMATION (1)
Unrealized appreciation (depreciation) on
securities available for sale, net of tax	$98,196	$240,474	$280,309	$329,149	$333,476
Derivatives (notional value)	9,625,035	12,377,125	13,195,050	11,697,739	9,476,733
Fair value of derivatives portfolio	184,467	274,749	179,474	149,498	79,380
Common stock prices (daily close): High	38.15	35.90	38.63	38.23	38.40
Low	33.77	31.75	31.15	31.26	32.18
End of period	35.91	34.30	31.43	36.99	35.04
Weighted average shares - Basic	551,018,984	471,713,450	470,529,359	474,905,234	477,112,074
Diluted	555,543,993	475,293,564	474,348,203	480,065,651	482,325,535
End of period shares outstanding	548,886,598	472,118,220	471,218,625	470,452,260	480,439,801
End of period banking offices	1,456	1,109	1,118	1,122	1,123
ATMs	1,948	1,675	1,694	1,698	1,701

NOTES:		All items referring to loans and leases include loans held for sale and are net of unearned income.
	(1)	BB&T had approximately 27,000 full-time equivalent employees at September 30, 2003.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands, except per share data)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent
Interest & fees on loans & leases	$931,997	$853,094	$858,137	$899,264	$897,969
Interest & dividends on securities	191,261	218,872	224,940	236,880	267,667
Interest on short-term investments	1,798	1,744	1,801	1,879	1,922
Total interest income - taxable equivalent	1,125,056	1,073,710	1,084,878	1,138,023	1,167,558
Interest expense
Interest on deposits	184,168	192,505	207,624	231,021	254,248
Interest on short-term borrowed funds	14,651	15,494	13,664	18,770	24,140
Interest on long-term debt	93,291	134,112	141,414	145,360	146,515
Total interest expense	292,110	342,111	362,702	395,151	424,903
Net interest income - taxable equivalent	832,946	731,599	722,176	742,872	742,655
Less: Taxable equivalent adjustment	26,488	28,179	29,998	34,801	40,563
Net interest income	806,458	703,420	692,178	708,071	702,092
Provision for loan & lease losses	65,000	61,500	63,000	84,700	64,000
Net interest income after provision for
loan & lease losses	741,458	641,920	629,178	623,371	638,092
Noninterest income
Service charges on deposits	121,981	96,645	96,778	105,686	104,754
Mortgage banking income (loss)	117,463	(32,711)	59,972	103,010	(88,343)
Investment banking & brokerage fees & commissions	65,306	60,094	51,909	53,742	47,912
Trust revenue	31,871	26,248	26,009	19,750	27,388
Insurance commissions	103,592	101,500	88,658	87,618	80,401
Other nondeposit fees & commissions	73,312	60,770	56,272	58,135	54,145
Securities gains (losses), net	(29,127)	109,500	34,234	1,508	135,519
Other noninterest income	27,705	39,050	31,089	27,172	31,583
Total noninterest income	512,103	461,096	444,921	456,621	393,359
Noninterest expense
Personnel expense	412,350	367,497	352,701	350,213	323,119
Occupancy & equipment expense	97,352	85,625	87,727	87,383	85,550
Foreclosed property expense	5,163	3,541	4,069	3,226	2,874
Amortization of intangibles	20,990	6,806	6,754	3,203	7,073
Other noninterest expense	173,393	155,610	148,108	165,128	145,863
Total noninterest expense	709,248	619,079	599,359	609,153	564,479
Operating earnings before income taxes	544,313	483,937	474,740	470,839	466,972
Provision for income taxes	165,055	147,009	143,941	127,122	131,003
Operating earnings (1)	$379,258	$336,928	$330,799	$343,717	$335,969

PER SHARE DATA BASED ON
OPERATING EARNINGS
Basic earnings	$.69	$.71	$.70	$.72	$.70
Diluted earnings	.68	.71	.70	.72	.70
Dividends paid on common shares	.32	.29	.29	.29	.29
Book value per share	$18.61	$16.32	$16.05	$15.70	$15.68

PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS
Return on average assets	1.66%	1.67%	1.69%	1.74%	1.72%
Return on average equity	14.73	17.45	17.94	18.32	18.09
Net yield on earning assets (taxable equivalent)	4.17	4.06	4.13	4.22	4.25
Efficiency ratio (taxable equivalent) (2)	53.0	52.0	51.6	51.4	49.6
Noninterest income as a percentage of
total income (taxable equivalent) (2)	37.3	38.2	37.4	37.0	34.4
Equity as a percentage of total assets
end of period	11.3	9.6	9.5	9.2	9.6
Average earning assets as a percentage of
average total assets	87.6	89.3	89.2	89.5	89.8
Average loans & leases as a percentage of
average deposits	99.4	102.9	104.1	105.5	102.1

CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (3)
Cash basis operating earnings	$395,987	$341,080	$334,919	$345,564	$340,261
Diluted earnings per share	.71	.72	.71	.72	.71
Return on average tangible assets	1.81%	1.73%	1.76%	1.79%	1.78%
Return on average tangible equity	25.62	23.38	24.26	24.58	23.72
Efficiency ratio (taxable equivalent) (2)	51.2	51.4	51.0	51.1	49.0

NOTES:		Applicable ratios are annualized.
	(1)	Operating income statements exclude the effect of merger-related and other nonrecurring charges. These charges totaled $263.4 million, $20.7 million, $3.1 million, $6.5 million, and $7.8 million, net of tax, for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively. See Reconciliation Tables included herein.
	(2)	Excludes securities gains (losses), foreclosed property expense, provisions for or the recaptures of the impairment of mortgage servicing rights, gains or losses on mortgage banking-related derivatives, merger-related charges and other nonrecurring charges. See Reconciliation Tables included herein.
	(3)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity and net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$16,032,688	$16,030,474	$16,721,662	$17,599,477	$16,416,181
Securities held to maturity	57,076	55,099	57,489	55,523	51,401
Trading securities	710,387	180,711	172,789	148,488	121,525
Total securities	16,800,151	16,266,284	16,951,940	17,803,488	16,589,107
Commercial loans & leases	30,939,186	29,418,569	29,331,744	29,054,232	28,955,027
Consumer loans	17,955,999	13,097,987	12,865,697	12,811,120	12,708,072
Revolving credit loans	1,111,208	1,059,313	1,037,135	1,050,738	1,010,860
Mortgage loans	11,166,084	11,368,328	10,542,311	10,601,923	10,390,742
Total loans & leases	61,172,477	54,944,197	53,776,887	53,518,013	53,064,701
Allowance for loan & lease losses	791,527	719,576	716,276	723,685	723,688
Other earning assets	603,425	533,478	435,066	442,570	518,476
Total earning assets	78,410,936	71,351,630	70,709,082	71,227,929	69,629,079
Total assets	90,355,131	80,444,806	79,647,890	80,216,816	78,186,831
Noninterest-bearing deposits	10,909,953	9,238,605	8,614,360	7,864,338	7,967,366
Savings & interest checking	4,217,404	2,946,606	3,076,491	3,071,551	2,970,575
Money rate savings	20,231,596	16,608,916	16,388,917	17,188,942	15,636,969
CDs and other time deposits	25,936,345	23,561,639	23,161,261	23,155,185	23,236,561
Total deposits	61,295,298	52,355,766	51,241,029	51,280,016	49,811,471
Short-term borrowed funds	6,294,995	4,627,801	4,229,003	5,396,959	4,797,992
Long-term debt	9,837,910	12,831,350	13,565,934	13,587,841	13,384,826
Total interest-bearing liabilities	66,518,250	60,576,312	60,421,606	62,400,478	60,026,923
Total shareholders' equity	10,214,832	7,703,424	7,561,078	7,387,914	7,534,817
Goodwill	3,642,068	1,714,938	1,737,617	1,723,379	1,698,563
Core deposit & other intangibles	422,716	152,054	146,145	148,824	138,616
Total intangibles	4,064,784	1,866,992	1,883,762	1,872,203	1,837,179
Mortgage servicing rights	$327,376	$220,300	$313,805	$318,839	$280,821

Average balances
Securities, at amortized cost	$17,423,216	$17,432,923	$16,428,321	$16,103,478	$17,574,918
Commercial loans & leases	30,840,905	29,331,495	29,100,165	28,916,175	28,550,713
Consumer loans	17,798,918	12,972,732	12,798,003	12,771,340	12,557,457
Revolving credit loans	1,099,648	1,044,083	1,038,444	1,020,357	997,863
Mortgage loans	11,780,172	11,032,165	10,772,525	10,898,394	9,522,243
Total loans & leases	61,519,643	54,380,475	53,709,137	53,606,266	51,628,276
Allowance for loan & lease losses	792,914	720,432	729,456	731,126	716,160
Other earning assets	633,744	514,879	452,010	488,991	456,474
Total earning assets	79,576,603	72,328,277	70,589,468	70,198,735	69,659,668
Total assets	90,845,816	81,012,962	79,154,304	78,428,911	77,571,231
Noninterest-bearing deposits	10,973,849	8,326,827	7,687,410	7,753,037	7,383,310
Savings & interest checking	4,535,667	3,303,608	3,375,038	3,331,195	3,350,476
Money rate savings	20,029,818	16,406,576	16,228,100	15,821,819	15,110,502
CDs and other time deposits	26,350,439	24,824,328	24,322,564	23,892,511	24,708,799
Total deposits	61,889,773	52,861,339	51,613,112	50,798,562	50,553,087
Short-term borrowed funds	5,763,994	4,744,761	4,019,301	4,626,091	5,245,126
Long-term debt	10,205,592	13,173,214	13,582,346	13,344,191	12,313,297
Total interest-bearing liabilities	66,885,510	62,452,487	61,527,349	61,015,807	60,728,200
Total shareholders' equity	$10,215,142	$7,745,395	$7,477,149	$7,444,431	$7,370,304

SELECTED CAPITAL INFORMATION (1)
Risk-based capital:
Tier 1	$6,268,371	$5,684,767	$5,497,767	$5,290,310	$5,523,128
Total	8,677,092	8,022,774	7,946,913	7,741,048	7,714,898
Risk-weighted assets	66,040,313	58,324,722	57,651,703	57,701,308	56,973,337
Average quarterly tangible assets	86,822,373	78,631,225	76,718,630	76,209,580	75,364,440
Risk-based capital ratios:
Tier 1	9.49%	9.75%	9.54%	9.17%	9.69%
Total	13.14	13.76	13.78	13.42	13.54
Leverage capital ratio	7.22	7.23	7.17	6.94	7.33
Equity as a percentage of total assets	11.3	9.6	9.5	9.2	9.6
Book value per share	$18.61	$16.32	$16.05	$15.70	$15.68

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income.
	(1)	Current quarter risk-based capital information is preliminary.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended

(Dollars in thousands)	9/30/03		6/30/03		3/31/03		12/31/02		9/30/02

ASSET QUALITY ANALYSIS
Allowance For Loan & Lease Losses
Beginning balance	$719,576		$716,276		$723,685		$723,688		$706,446
Allowance for acquired loans, net	68,768		--		1,267		(16,075)		16,861
Reclassification of allowance related
to unfunded commitments	--		--		(8,986)		--		--
Provision for loan & lease losses	65,000		61,500		63,000		84,700		64,000
Charge-offs	(74,753)		(76,815)		(76,867)		(83,067)		(77,732)
Recoveries	12,936		18,615		14,177		14,439		14,113

Net charge-offs	(61,817)		(58,200)		(62,690)		(68,628)		(63,619)

Ending balance	$791,527		$719,576		$716,276		$723,685		$723,688

Nonperforming Assets
Nonaccrual loans & leases	$355,420		$363,524		$392,701		$374,842		$358,823
Foreclosed real estate	70,178		64,347		60,110		55,448		46,378
Other foreclosed property	20,902		17,575		21,714		21,199		17,712
Restructured loans	613		145		175		175		2,358

Nonperforming assets	$447,113		$445,591		$474,700		$451,664		$425,271

Loans 90 days or more past due
& still accruing	$121,907		$97,479		$93,609		$115,047		$100,147
Loans 90 days or more past due & still accruing
as a percentage of total loans and leases	.20%		.18%		.17%		.21%		.19%

Asset Quality Ratios
Nonaccrual and restructured loans & leases
as a percentage of total loans & leases	.58%		.66%		.73%		.70%		.68%
Nonperforming assets as a percentage of:
Total assets	.49		.55		.60		.56		.54
Loans & leases plus
foreclosed property	.73		.81		.88		.84		.80
Net charge-offs as a percentage of
average loans & leases	.40		.43		.47		.51		.49
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.30		.31		.35		.40		.39
Allowance for loan & lease losses as
a percentage of loans & leases	1.29		1.31		1.33		1.35		1.36
Allowance for loan & lease losses as
a percentage of loans & leases
held for investment	1.32		1.39		1.39		1.42		1.42
Ratio of allowance for loan & lease losses to:
Net charge-offs	3.23	x	3.08	x	2.82	x	2.66	x	2.87	x
Nonaccrual and restructured loans & leases	2.22		1.98		1.82		1.93		2.00

	As of / For the Nine Months Ended				Increase (Decrease)

	9/30/03		9/30/02		$	%

Allowance For Loan & Lease Losses
Beginning balance	$723,685		$644,418		$79,267	12.3%
Allowance for acquired loans, net	70,035		78,174		(8,139)	NM
Reclassification of allowance related
to unfunded commitments	(8,986)		--		(8,986)	NM
Provision for loan & lease losses	189,500		179,000		10,500	5.9
Charge-offs	(228,435)		(214,082)		(14,353)	(6.7)
Recoveries	45,728		36,178		9,550	26.4

Net charge-offs	(182,707)		(177,904)		(4,803)	(2.7)

Ending balance	$791,527		$723,688		$67,839	9.4%

Asset Quality Ratios
Net charge-offs as a percentage of
average loans & leases	.43%		.48%
Net charge-offs excluding specialized
lending as a percentage of average
loans & leases (1)	.32		.38
Ratio of allowance for loan & lease losses to
net charge-offs	3.24	x	3.04	x

	For the Quarter Ended

	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

ANNUALIZED INTEREST YIELDS / RATES (2)
Interest income:
Securities & other	4.28%	4.92%	5.38%	5.76%	5.98%
Loans & leases	6.02	6.29	6.46	6.67	6.91

Total earning assets	5.62	5.95	6.20	6.45	6.67

Interest expense:
Interest-bearing deposits	1.43	1.73	1.92	2.13	2.34
Short-term borrowed funds	.99	1.29	1.36	1.61	1.83
Long-term debt	3.60	4.04	4.16	4.33	4.73

Total interest-bearing liabilities	1.73	2.19	2.38	2.57	2.78

Net yield on earning assets	4.17%	4.06%	4.13%	4.22%	4.25%

NOTES:		All items referring to loans & leases include loans held for sale & are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Fully taxable equivalent yields. Securities yields calculated based on amortized cost.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/03	9/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$30,840,905	$30,289,886	$551,019	1.8%
Consumer loans	17,798,918	17,368,224	430,694	2.5
Revolving credit loans	1,099,648	1,030,985	68,663	6.7
Mortgage loans	11,780,172	10,570,524	1,209,648	11.4
Total loans & leases	61,519,643	59,259,619	2,260,024	3.8
Noninterest-bearing deposits	10,973,849	9,386,072	1,587,777	16.9
Interest-bearing transaction accounts	8,999,955	8,018,866	981,089	12.2
CDs and other time deposits	26,350,439	28,102,647	(1,752,208)	(6.2)
Other deposits	15,565,530	15,042,422	523,108	3.5
Total deposits	$61,889,773	$60,550,007	$1,339,766	2.2%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$838,985	$877,173	$(38,188)	(4.4	) %
Noninterest income
Service charges on deposits	121,981	123,317	(1,336)	(1.1)
Mortgage banking income (2)	117,463	(85,548)	203,011	NM
Investment banking & brokerage fees & commissions	65,306	48,629	16,677	34.3
Trust revenue	31,871	31,664	207	0.7
Insurance commissions	106,576	92,662	13,914	15.0
Other nondeposit fees & commissions	73,312	61,485	11,827	19.2
Securities gains (losses), net (2)	(29,127)	135,519	(164,646)	NM
Other income	26,633	33,359	(6,726)	(20.2)
Total noninterest income	514,015	441,087	72,928	16.5
Noninterest expense
Personnel expense	413,561	381,319	32,242	8.5
Occupancy & equipment expense	97,504	100,646	(3,142)	(3.1)
Other noninterest expense	201,263	193,130	8,133	4.2
Total noninterest expense	$712,328	$675,095	$37,233	5.5%

	For the Three Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/03	6/30/03	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$30,840,905	$30,774,962	$65,943	0.9%
Consumer loans	17,798,918	17,585,796	213,122	4.8
Revolving credit loans	1,099,648	1,077,749	21,899	8.1
Mortgage loans	11,780,172	11,128,065	652,107	23.2
Total loans & leases	61,519,643	60,566,572	953,071	6.2
Noninterest-bearing deposits	10,973,849	10,462,773	511,076	19.4
Interest-bearing transaction accounts	8,999,955	8,857,599	142,356	6.4
CDs and other time deposits	26,350,439	27,457,088	(1,106,649)	(16.0)
Other deposits	15,565,530	15,434,252	131,278	3.4
Total deposits	$61,889,773	$62,211,712	$(321,939)	(2.1)%

SELECTED INCOME STATEMENT ITEMS BASED ON OPERATING
EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$838,985	$848,426	$(9,441)	(4.4	) %
Noninterest income
Service charges on deposits	121,981	115,330	6,651	22.9
Mortgage banking income (2)	117,463	(32,581)	150,044	NM
Investment banking & brokerage fees & commissions	65,306	60,581	4,725	30.9
Trust revenue	31,871	29,941	1,930	25.6
Insurance commissions	106,576	110,155	(3,579)	(12.9)
Other nondeposit fees & commissions	73,312	68,472	4,840	28.0
Securities gains (losses), net (2)	(29,127)	109,523	(138,650)	NM
Other income	26,633	40,289	(13,656)	(134.5)
Total noninterest income	514,015	501,710	12,305	9.7
Noninterest expense
Personnel expense	413,561	422,087	(8,526)	(8.0)
Occupancy & equipment expense	97,504	98,284	(780)	(3.1)
Other noninterest expense	201,263	189,585	11,678	24.4
Total noninterest expense	$712,328	$709,956	$2,372	1.3%

NOTES:		Applicable growth rates are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes a recapture of $88.9 million for the three months ended September 30, 2003, and provisions for the impairment of mortgage servicing rights totaling $109.3 million, $36.9 million and $130.8 million for the three months ended June 30, 2003, March 31, 2003 and September 30, 2002, respectively. The recapture is substantially offset by mark-to-market adjustments on mortgage banking-related derivatives and net securities losses. The provisions for impairment are substantially offset by net securities gains.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended		Increase (Decrease)

(Dollars in thousands)	9/30/03	9/30/02	$	%

SELECTED BALANCES ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Average Balances
Commercial loans & leases	$30,752,712	$30,083,047	$669,665	2.2%
Consumer loans	17,622,915	17,075,633	547,282	3.2
Revolving credit loans	1,083,429	1,009,175	74,254	7.4
Mortgage loans	11,306,417	10,581,214	725,203	6.9
Total loans & leases	60,765,473	58,749,069	2,016,404	3.4
Noninterest-bearing deposits	10,394,969	9,087,048	1,307,921	14.4
Interest-bearing transaction accounts	10,085,249	7,891,108	2,194,141	27.8
CDs and other time deposits	26,976,662	27,704,559	(727,897)	(2.6)
Other deposits	14,242,082	14,881,399	(639,317)	(4.3)
Total deposits	$61,698,962	$59,564,114	$2,134,848	3.6%

SELECTED INCOME STATEMENT ITEMS BASED ON
OPERATING EARNINGS ADJUSTED FOR PURCHASE ACQUISITIONS (1)
Net interest income - taxable equivalent	$2,528,914	$2,596,837	$(67,923)	(2.6	) %
Noninterest income
Service charges on deposits	352,426	356,761	(4,335)	(1.2)
Mortgage banking income (2)	145,085	(17,144)	162,229	NM
Investment banking & brokerage fees & commissions	178,257	159,226	19,031	12.0
Trust revenue	91,430	94,035	(2,605)	(2.8)
Insurance commissions	314,688	274,826	39,862	14.5
Other nondeposit fees & commissions	205,019	174,460	30,559	17.5
Securities gains (losses), net (2)	120,437	168,705	(48,268)	(28.6)
Other income	99,194	98,132	1,062	1.1
Total noninterest income	1,506,536	1,309,001	197,535	15.1
Noninterest expense
Personnel expense	1,242,593	1,151,460	91,133	7.9
Occupancy & equipment expense	297,183	304,357	(7,174)	(2.4)
Other noninterest expense	571,285	543,407	27,878	5.1
Total noninterest expense	$2,111,061	$1,999,224	$111,837	5.6%

	For the Three Months Ended

(Dollars in thousands, except per share data)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02

RECONCILIATION TABLE
Net income	$115,891	$316,237	$327,748	$337,255	$328,157
Merger-related charges, net of tax	14,829	6,998	3,051	6,462	7,812
Other, net of tax (5)	248,538	13,693	--	--	--
Operating earnings	379,258	336,928	330,799	343,717	335,969
Amortization of intangibles, net of tax	12,804	4,152	4,120	1,847	4,292
Amortization of mark-to-market adjustments, net of tax	3,925	--	--	--	--
Cash basis operating earnings	395,987	341,080	334,919	345,564	340,261

Return on average assets	.51%	1.57%	1.68%	1.71%	1.68%
Effect of merger-related charges, net of tax	.06	.03	.01	.03	.04
Effect of other, net of tax (5)	1.09	.07	--	--	--
Operating return on average assets	1.66	1.67	1.69	1.74	1.72
Effect of amortization of intangibles, net of tax (4)	.13	.06	.07	.05	.06
Effect of amortization of mark-to-market adjustments, net	.02	--	--	--	--
Cash basis operating return on average
tangible assets	1.81	1.73	1.76	1.79	1.78

Return on average equity	4.50%	16.38%	17.78%	17.97%	17.66%
Effect of merger-related charges, net of tax	.58	.36	.16	.35	.43
Effect of other, net of tax (5)	9.65	.71	--	--	--
Operating return on average equity	14.73	17.45	17.94	18.32	18.09
Effect of amortization of intangibles, net of tax (4)	10.64	5.93	6.32	6.26	5.63
Effect of amortization of mark-to-market adjustments, net	.25	--	--	--	--
Cash basis operating return on average
tangible equity	25.62	23.38	24.26	24.58	2.72

Efficiency ratio (taxable equivalent) (3)	83.7%	54.7%	52.0%	52.3%	50.8%
Effect of merger-related charges	(1.7)	(.9)	(.4)	(.9)	(1.2)
Effect of other (5)	(29.0)	(1.8)	--	--	--
Operating efficiency ratio (3)	53.0	52.0	51.6	51.4	49.6
Effect of amortization of intangibles	(1.6)	(.6)	(.6)	(.3)	(.6)
Effect of amortization of mark-to-market adjustments	(.2)	--	--	--	--
Cash basis operating efficiency ratio (3)	51.2	51.4	51.0	51.1	49.0

Basic earnings per share	$.21	$.67	$.70	$.71	$.69
Effect of merger-related charges, net of tax	.03	.01	--	.01	.01
Effect of other, net of tax (5)	.45	.03	--	--	--
Operating basic earnings per share	.69	.71	.70	.72	.70

Diluted earnings per share	$.21	$.67	$.69	$.70	$.68
Effect of merger-related charges, net of tax	.03	.01	.01	.02	.02
Effect of other, net of tax (5)	.44	.03	--	--	--
Operating diluted earnings per share	.68	.71	.70	.72	.70
Effect of amortization of intangibles, net of tax	.03	.01	.01	--	.01
Effect of amortization of mark-to-market adjustments, net	--	--	--	--	--
Cash basis operating diluted earnings per share	.71	.72	.71	.72	.71

NOTE:	See Page 13 for footnote explanations.

QUARTERLY PERFORMANCE SUMMARY	Tom A. Nicholson
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended

(Dollars in thousands, except per share data)	9/30/03	9/30/02

RECONCILIATION TABLE
Net income	$759,876	$965,754
Merger-related charges, net of tax	24,878	18,244
Other, net of tax (5)	262,231	(9,780)
Operating earnings	1,046,985	974,218
Amortization of intangibles, net of tax	21,076	10,893
Amortization of mark-to-market adjustments, net of tax	3,925	--
Cash basis operating earnings	1,071,986	985,111

Return on average assets	1.21%	1.72%
Effect of merger-related charges, net of tax	.04	.03
Effect of other, net of tax (5)	.42	(.01)
Operating return on average assets	1.67	1.74
Effect of amortization of intangibles, net of tax (4)	.09	.05
Effect of amortization of mark-to-market adjustments, net of tax	.01	--
Cash basis operating return on average tangible assets	1.77	1.79

Return on average equity	11.97%	18.44%
Effect of merger-related charges, net of tax	.39	.35
Effect of other, net of tax (5)	4.13	(.19)
Operating return on average equity	16.49	18.60
Effect of amortization of intangibles, net of tax (4)	7.87	5.11
Effect of amortization of mark-to-market adjustments, net of tax	.09	--
Cash basis operating return on average tangible equity	24.45	23.71

Efficiency ratio (taxable equivalent) (3)	64.4%	50.5%
Effect of merger-related charges	(1.1)	(.8)
Effect of other (5)	(11.1)	.1
Operating efficiency ratio (3)	52.2	49.8
Effect of amortization of intangibles	(.9)	(.5)
Effect of amortization of mark-to-market adjustments	(.1)	--
Cash basis operating efficiency ratio (3)	51.2	49.3

Fee income ratio (3)	37.6%	34.5%
Effect of other (5)	--	(.2)
Operating fee income ratio (3)	37.6	34.3

Basic earnings per share	$1.53	$2.04
Effect of merger-related charges, net of tax	.05	.04
Effect of other, net of tax (5)	.52	(.02)
Operating basic earnings per share	2.10	2.06

Diluted earnings per share	$1.51	$2.02
Effect of merger-related charges, net of tax	.05	.04
Effect of other, net of tax (5)	.53	(.02)
Operating diluted earnings per share	2.09	2.04
Effect of amortization of intangibles, net of tax	.04	.02
Effect of amortization of mark-to-market adjustments, net of tax	.01	--
Cash basis operating diluted earnings per share	2.14	2.06

NOTES:		Applicable ratios are annualized.
	(1)	Amounts adjusted to exclude growth that resulted from the timing of acquisitions during 2003 and 2002.
	(2)	Mortgage banking income includes net provisions for the impairment of mortgage servicing rights totaling $57.3 million and $156.4 million for the nine months ended September 30, 2003 and 2002, respectively. These provisions are substantially offset by net securities gains.
	(3)	Excludes securities gains (losses), foreclosed property expense, provisions for or recaptures of the impairment of mortgage servicing rights, and gains or losses on mortgage banking-related derivatives. Operating and cash basis ratios also exclude merger-related and other nonrecurring charges.
	(4)	Reflects the effect of excluding intangible assets from average assets and average equity to calculate cash basis ratios.
	(5)	Reflects nonrecurring contributions made by an affiliated trust totaling $13.7 million and a loss on early extinguishment of debt totaling $248.5 million in 2003, and a $9.8 million gain resulting from the cumulative effect of adopting a new accounting standard in 2002.
	NM	- not meaningful.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       October 14, 2003